UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – July 28, 2008

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

On July 28, 2008, Questar Corporation issued a press release announcing its earnings for the period ended June 30, 2008. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 2.02

Results of Operations and Financial Condition

On July 28, 2008, Questar Corporation (the “Registrant”) issued a press release to report the Registrant’s financial results for the period ended June 30, 2008. A copy of the Registrant’s release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 2.02 to this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Exhibit

     99.1

Release issued July 28, 2008, by Questar Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

July 28, 2008

/s/S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

    99.1

Release issued July 28, 2008, by Questar Corporation.